LETTERHEAD OF THE CHASE MANHATTAN BANK


                                                September 16, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention: Filing Desk

      Re:   Chase Mortgage Securities, Inc., Multi-Class
            Mortgage Pass-Through Certificates, Series 1996-1

Dear Sirs:

      I am sending for filing on behalf of the above-referenced issuer and in connection with the above-referenced securities a Current Report on Form 8-K dated September 16, 1996.

      Please confirm your receipt of such transmittal.


                                                Very truly yours,



                                                /s/ Martin R. Joyce
                                                Martin R. Joyce



Enclosures

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549





                                   FORM 8-K

                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                      Date of Report: September 16, 1996

                       Chase Mortgage Securities, Inc.
                  (Issuer in respect of Multi-Class Mortgage
                  Pass-Through Certificates, Series 1996-1)
                         (Exact name of registrant as
                          specified in its charter)


                 New York             33-18640                  13-3436103
              (State or other        (Commission               (IRS Employer
             jurisdiction of        File Number)            Identification No.)
              incorporation)

             270 Park Avenue, New York, New York                   10017
          (Address of principal executive offices)              (Zip Code)


          Registrant's telephone number, including area code:  (212) 834-5316

Item 5.   Other Events.


     On or about August 15, 1996, interest and principal, in accordance with the Pooling and Servicing Agreement dated as of January 1, 1996 (the "Agreement"), among Chase Mortgage Securities, Inc., Chase Manhattan Mortgage Corporation, as the master servicer, and The First National Bank of Chicago as Trustee (the "Trustee"), were distributed to holders of the Multi-Class Mortgage Pass-Through Certificates, Series 1996-1 evidencing the entire beneficial ownership interest in a trust fund consisting of a segregated pool of conventional one- to four-family fixed rate first-lien mortgage loans. A copy of the Monthly Report, prepared pursuant to the Agreement, was furnished to the Trustee in accordance with the Agreement. A copy of the Monthly Report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits.

           Exhibit No.                             Description

              20.1                 Monthly Report for the month ended
                                   July 31, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  September 16, 1996


                                                CHASE MORTGAGE SECURITIES, INC.


                                                By: /s/Louis D. Violante
                                                Name: Louis D. Violante
                                                Title: Chief Financial Officer

                              INDEX TO EXHIBITS



           Exhibit No.               Description

              20.1          Monthly Report for the month
                            ended July 31, 1996

- ---------------------------------------------------------------------------
                   CHASE MORTGAGE SECURITIES INC.
           MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES
                            SERIES 1996-1
- ---------------------------------------------------------------------------

DISTRIBUTION:  26-Aug-96                                            Exhibit 20.1


            ORIGINAL      BEGINNING                                                    REALIZED    REALIZED     ENDING
           CERTIFICATE   CERTIFICATE      PRINCIPAL        INTEREST      TOTAL           LOSS       LOSS       CERTIFICATE
   CLASS     BALANCE      BALANCE         DISTRIBUTION    DISTRIBUTION  DISTRIBUTION   PRINCIPAL   INTEREST      BALANCE

- ---------------------------------------------------------------------------------------------------------------------------

    A-1    90,918,000.43  85,796,345.87    124,803.23      518,352.91   643,156.14       0.00        0.00      85,671,542.64
    A-2    40,932,000.00  38,626,190.76     56,187.40      225,319.45   281,506.85       0.00        0.00      38,570,003.36
    A-3    20,466,000.00  19,313,095.39     28,093.70      124,730.41   152,824.11       0.00        0.00      19,285,001.69
    A-4     9,139,000.00   9,139,000.00          0.01       53,310.83    53,310.84       0.00        0.00       9,138,999.99
    A-5     1,000,000.00   1,000,000.00          0.00        6,250.00     6,250.00       0.00        0.00       1,000,000.00
    A-6     2,713,000.00   2,713,000.00          0.00       18,086.67    18,086.67       0.00        0.00       2,713,000.00
    A-7    23,127,000.00  23,127,000.00          0.00      139,725.63   139,725.63       0.00        0.00      23,127,000.00
    A-8    13,697,000.00  13,697,000.00          0.00       79,899.17    79,899.17       0.00        0.00      13,697,000.00
    A-9    24,100,000.00  23,998,400.94     17,548.71      144,990.34   162,539.05       0.00        0.00      23,980,852.23
    A-10             N/A            N/A           N/A        1,940.41     1,940.41       0.00        0.00                N/A
    A-R           100.00           0.00          0.00            0.00         0.00       0.00        0.00               0.00
    A-RL          100.00           0.00          0.00            0.00         0.00       0.00        0.00               0.00
    B-1     6,013,000.00   5,987,650.83      4,378.44       36,175.39    40,553.83       0.00        0.00       5,983,272.39
    B-2     3,607,000.00   3,591,793.86      2,626.48       21,700.42    24,326.90       0.00        0.00       3,589,167.38
    B-3     2,406,000.00   2,395,856.96      1,751.96       14,474.97    16,226.93       0.00        0.00       2,394,105.00
    B-4       962,000.00     957,944.46        700.49        5,787.58     6,488.07       0.00        0.00         957,243.97
    B-5       481,000.00     478,972.24        350.25        2,893.79     3,244.04       0.00        0.00         478,621.99
    B-6       962,552.00     958,494.13        700.89        5,790.90     6,491.79       0.00        0.00         957,793.24
- ----------------------------------------------------------------------------------------------------------------------------
   TOTALS 240,523,752.23 231,780,745.44    237,141.56    1,399,428.87 1,636,570.43       0.00        0.00     231,543,603.88
- ----------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                  FACTOR INFORMATION PER $1,000                 PASS THRU RATES


              PRINCIPAL       INTEREST      END. CERT.                 CURR PASS
   CLASS     DISTRIBUTION    DISTRIBUTION    BALANCE          CLASS     THRU RATE

- -------------------------------------------------          ----------------------

    A-1       1.37270100  5.70132325    942.29461970        A-1           7.25%
    A-2       1.37270107  5.50472613    942.29461946        A-2           7.00%
    A-3       1.37270107  6.09451823    942.29461970        A-3           7.75%
    A-4       0.00000109  5.83333297    999.99999891        A-4           7.00%
    A-5       0.00000078  6.25000000    999.99999922        A-5           7.50%
    A-6       0.00000078  6.66666790    999.99999922        A-6           8.00%
    A-7       0.00000000  6.04166688   1000.00000000        A-7           7.25%
    A-8       0.00000000  5.83333358   1000.00000000        A-8           7.00%
    A-9       0.72816224  6.01619668    995.05610913        A-9           7.25%
    A-10             N/A  0.14166679             N/A        A-10          0.17%
    A-R       0.00000000  0.00000000      0.00000000        A-R           7.25%
    A-RL      0.00000000  0.00000000      0.00000000        A-RL          7.25%
    B-1       0.72816231  6.01619657    995.05611009        B-1           7.25%
    B-2       0.72816191  6.01619629    995.05610757        B-2           7.25%
    B-3       0.72816293  6.01619701    995.05610973        B-3           7.25%
    B-4       0.72816008  6.01619543    995.05610187        B-4           7.25%
    B-5       0.72817048  6.01619543    995.05611227        B-5           7.25%
    B-6       0.72815506  6.01619445    995.05610387        B-6           7.25%
- ----------------------------------------------------       --------------------

================================================================================================------------

  IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
ADMINISTRATOR LISTED BELOW:

                                     -----------------------------------------------------------
                                      DIANE WALLACE
                                                 CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                                                 450 WEST 33RD STREET, 15TH FLOOR
                                                 NEW YORK, NEW YORK 10001



- ------------------------------------------------------------------------------------------------------------

                                        CHASE MORTGAGE SECURITIES, INC.
                                 MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES
                                                 SERIES 1996-1
- ------------------------------------------------------------------------------------------------------------

DISTRIBUTION:  26-Aug-96


SEC. 4.02    PRINCIPAL PREPAYMENTS                 67,653.10
(i) (b)

SEC. 4.02    SERVICING FEE                        144,374.17
(ii)

SEC. 4.02    CURRENT ADVANCES                       1,787.72
(iv)
             OUTSTANDING ADVANCES                   5,363.16

SEC. 4.02    ENDING NUMBER OF LOANS                      756
(v)
             ENDING STATED PRINCIPAL BALANCE     231,543,603.88

SEC. 4.02    SENIOR PERCENTAGE                    83.441108%
(vi)
             CLASS B PERCENTAGE                    6.201944%
             CLASS B1 PERCENTAGE                   2.584080%
             CLASS B2 PERCENTAGE                   1.550104%
             CLASS B3 PERCENTAGE                   1.033976%
             CLASS B4 PERCENTAGE                   0.413418%
             CLASS B5 PERCENTAGE                   0.206709%
             CLASS B6 PERCENTAGE                   0.413656%

SEC. 4.02    ENDING RESERVE FUND BALANCE            3,000.00
(vii)

SEC. 4.02    CLASS A-8 DISTRIBUTION DEFICIENCY          0.00
(viii)
             PAYMENTS UNDER POLICY                      0.00
             CLASS A-8 DISTRIBUTION                79,899.17

                                     -----------------------------------------------
SEC. 4.02    DELINQ. & FORECLOSURES   CATEGORY     NUMBER        STAT PRIN BAL
(ix)
                                     -----------------------------------------------
                                     ------------------------------------
                                     30-59 DAYS       0             0.00
                                     60-89 DAYS       1       231,195.87
                                      90+ DAYS        0             0.00
                                     FORECLOSURE      0             0.00
                                     ------------------------------------

                                     -----------------------------------------------
SEC. 4.02    RECENT REO PROPERTY       LOAN #     STAT PRIN       DATE OF ACQ.
(x)                                                  BAL
                                     -----------------------------------------------
                                             N/A        0.00         N/A
                                     ------------------------------------

SEC. 4.02    BOOK VALUE OF REO PROPERTY                 0.00
(xi)

SEC. 4.02    REMAINING SPECIAL HAZARD AMOUNT     3,714,454.00
(xii)
             REMAINING FRAUD LOSS AMOUNT         4,810,475.00
             REMAINING BANKRUPTCY AMOUNT          100,000.00

                CLASS       UNPAID      CLASS        UNPAID INTEREST
                            INTEREST
             ------------             ------------
SEC. 4.02     CLASS A-1     0.00     CLASS A-10         0.00
(xiii)
              CLASS A-2     0.00      CLASS A-R         0.00
              CLASS A-3     0.00     CLASS A-RL         0.00
              CLASS A-4     0.00      CLASS B-1         0.00
              CLASS A-5     0.00      CLASS B-2         0.00
              CLASS A-6     0.00      CLASS B-3         0.00
              CLASS A-7     0.00      CLASS B-4         0.00
              CLASS A-8     0.00      CLASS B-5         0.00
              CLASS A-9     0.00      CLASS B-6         0.00

SEC. 4.02    SENIOR PREPAYMENT PERCENTAGE        100.000000%
(xiv)
             B1 PREPAYMENT DISTRIBUTION            0.000000%
             PERCENTAGE
             B2 PREPAYMENT DISTRIBUTION            0.000000%
             PERCENTAGE
             B3 PREPAYMENT DISTRIBUTION            0.000000%
             PERCENTAGE
             B4 PREPAYMENT DISTRIBUTION            0.000000%
             PERCENTAGE
             B5 PREPAYMENT DISTRIBUTION            0.000000%
             PERCENTAGE
             B6 PREPAYMENT DISTRIBUTION            0.000000%
             PERCENTAGE

SEC. 4.02    RECOVERIES ON FORECLOSURES                 0.00
(xvi)

SEC. 4.02    WEIGHTED AVERAGE REMAINING TERM             350
(xvii)

SEC. 4.02    ENDING WEIGHTED AVERAGE MORTGAGE      7.997489%
(xviii)      RATE

SEC. 4.02    GROUP I SENIOR OPTIMAL PRINCIPAL     209,084.34
(xix)        AMOUNT
             GROUP II SENIOR OPTIMAL PRINCIPAL     17,548.71
             AMOUNT
             SUBORDINATE PRINCIPAL DISTRIBUTION    10,508.51
             AMOUNT
             POOL BALANCE                        231,543,603.88

(C) COPYRIGHT 1996, CHASE BANKING CORPORATION